Income Taxes (Notes)	12 Months Ended
Dec. 31, 2013
Text Block [Abstract]
Income Taxes

(11)	Income Taxes

(a)	Income Tax Provision or Benefit
The components of income or loss before income taxes are as follows (in millions):

	Year Ended December 31,
	2013	2012	2011
United States	$(56.6)	$(78.2)	$(12.1)
Foreign	79.1	90.1	100.2
Total income before income taxes	$22.5	$11.9	$88.1

The components of income tax provision are as follows (in millions):

	Year Ended December 31,
	2013	2012	2011
Current:
Federal	$(0.4)	$0.1	$(0.1)
State	(0.3)	0.1	(0.3)
Foreign	(36.6)	(34.6)	(34.4)
	(37.3)	(34.4)	(34.8)
Deferred:
Federal	6.5	14.6	(6.7)
State	1.0	1.1	(4.2)
Foreign	21.4	10.6	15.3
	28.9	26.3	4.4
Total income tax provision	$(8.4)	$(8.1)	$(30.4)

During the years ended December 31, 2013 and 2012, in addition to providing an income tax provision of $8.4 million and $8.1 million, respectively, in our statements of operations, the Company also recorded net deferred tax liabilities through goodwill of $0.7 million and $12.1 million, respectively, and net deferred tax (liabilities) assets through stockholders’ equity of $(3.9) million and $1.8 million, respectively. The deferred tax liabilities recorded through goodwill primarily relate to acquired intangible assets. The net deferred taxes recorded through equity primarily relate to our pension plans.
The provision for income taxes in the accompanying statements of operations differs from the provision calculated by applying the statutory federal income tax rate of 35% due to the following (in millions):

	Year Ended December 31,
	2013	2012	2011
Statutory tax provision	$(7.9)	$(4.2)	$(30.8)
State income taxes, net of federal benefit	0.4	0.7	(3.1)
Change in foreign tax rates	8.5	(1.4)	7.0
Foreign rate differential	4.9	5.2	2.8
Nondeductible expenses	(0.6)	(0.6)	(1.1)
Change in valuation allowance	(12.5)	(4.5)	(2.1)
Other, net	(1.2)	(3.3)	(3.1)
Total income tax provision	$(8.4)	$(8.1)	$(30.4)

The tax provision recognized in 2013 is primarily the result of tax expense on foreign operating profits and increases in valuation allowances in foreign jurisdictions, partially offset by a tax benefit from domestic operating losses and a favorable reduction of foreign deferred tax liabilities due to a change in the effective foreign rates.
The tax provision recognized in 2012 is primarily the result of tax expense on foreign operating profits, changes in uncertain tax positions, increases in valuation allowances in foreign jurisdictions and increases in foreign tax rates, partially offset by a tax benefit from domestic operating losses.
The tax provision recognized in 2011 is comprised of tax expense on foreign operating profits and changes in uncertain tax positions, partially offset by a tax benefit from domestic operating losses and a favorable reduction of foreign deferred tax liabilities due to a change in the effective foreign rates.
Other, net for the years ended 2013, 2012 and 2011 includes a benefit (provision) related to changes in uncertain tax positions of $0.8 million, $(3.1) million and $(2.6) million, respectively.
Our tax benefits or provisions can change significantly due to the volatility of our net exchange gains or losses in our operating results.
The change in valuation allowance above for the years ended December 31, 2013, 2012 and 2011, excludes valuation allowances recognized with respect to intercompany transactions, foreign taxes and state net operating losses.

(b)	Deferred Tax Assets and Liabilities
Deferred tax assets and liabilities are comprised of the following (in millions):

	December 31,
	2013	2012
Deferred tax assets:
Net operating loss carryforwards	$258.2	$252.1
Pension and other compensation benefits	5.1	13.3
Foreign currency translation loss	23.2	8.5
Derivative financial instruments	0.1	—
Foreign tax credit and alternative minimum tax carryforwards	6.2	9.3
Inventory overhead capitalization	2.7	2.4
Accrued expenses	3.8	3.6
Receivables	4.7	4.9
Transaction fees	5.7	5.5
	309.7	299.6
Valuation allowances	(119.3)	(95.4)
Total deferred tax assets, net of valuation allowances	190.4	204.2
Deferred tax liabilities:
Intangible assets	564.4	596.9
Property and equipment	9.4	8.9
Inventory valuation	8.5	13.1
Goodwill amortization	34.3	29.4
Other	3.3	4.7
Total deferred tax liabilities	619.9	653.0
Net deferred tax liability	$429.5	$448.8

Deferred income taxes have been classified in the accompanying consolidated balance sheets as follows (in millions):

	December 31,
	2013	2012
Deferred tax asset — current (included in other current assets)	$15.1	$11.6
Deferred tax asset — noncurrent	7.3	11.8
Deferred tax liability — current (included in accrued expenses)	(5.8)	(8.5)
Deferred tax liability — noncurrent	(446.1)	(463.7)
Net deferred tax liability	$(429.5)	$(448.8)

The Company evaluates the realization of deferred tax assets taking into consideration such factors as the reversal of existing taxable temporary differences, expected profitability by tax jurisdiction and available carryforward periods. The extent and timing of the reversal of existing taxable temporary differences will influence the extent of tax benefits recognized in a particular year. As of December 31, 2013, the Company had valuation allowances of $119.3 million associated with certain intercompany transactions, foreign net operating loss carryforwards, foreign tax credit carryforwards, short-lived state net operating losses and other deferred tax assets that are not expected to be realized. Should applicable losses, credits and deductions ultimately be realized, the resulting reduction in the valuation allowance will generally be recognized as a component of our income tax provision or benefit.

(c)	Uncertain Tax Positions
We conduct business globally and, as a result, the Company or one or more of its subsidiaries files income tax returns in the U.S. federal jurisdiction and various state and foreign jurisdictions. In the normal course of business, we are subject to examination by taxing authorities mainly throughout North America and Europe, including jurisdictions in which we have significant operations such as Germany, France, the UK, Belgium, Sweden, Canada, Switzerland and the U.S. We have concluded all U.S. federal income tax matters for years through 2009. Substantially all income tax matters in the major foreign jurisdictions that we operate have been concluded for years through 2009. Substantially all U.S. state and local income tax matters have been finalized through 2009.
As of December 31, 2013 and 2012, the Company had $58.5 million and $47.2 million, respectively, of unrecognized tax benefits, including $0.6 million and $0.7 million, respectively, of accrued interest and penalties related to unrecognized tax benefits. If the Company were to prevail on all uncertain tax positions, the net effect would generally be a benefit to the Company’s income tax provision. We expect a reduction in the liability for unrecognized tax benefits ranging between $0.0 million and $0.2 million within the next twelve months as a result of settlements and the expiration of statues of limitations.
The following table reflects changes in the reserve associated with uncertain tax positions, exclusive of interest and penalties (in millions):

	Year Ended December 31,
	2013	2012	2011
Balance at January 1	$46.5	$31.1	$4.9
Tax positions related to the current year — additions	14.0	13.7	14.1
Tax positions related to prior years — additions	0.1	1.7	13.6
Tax positions related to prior years — reductions	(1.1)	—	(1.2)
Reductions for settlements with taxing authorities	(1.2)	—	(0.1)
Reductions as a result of a lapse of statutes of limitations	(0.4)	—	(0.2)
Balance at December 31	$57.9	$46.5	$31.1

During the years ended December 31, 2013 and 2012, our reserve for unrecognized tax benefits increased primarily as a result of tax positions we took across various jurisdictions in 2013 and 2012.
During the year ended December 31, 2011, our reserve for unrecognized tax benefits increased, primarily as a result of a tax return position that was taken on a tax return. This unrecognized tax benefit was previously recorded as an offset to deferred tax assets. Accordingly, there was no impact to our consolidated income tax provision in 2011 because of this filing position.
The development of reserves for these exposures requires judgments about tax issues, potential outcomes and timing of settlement discussions with tax authorities.

(d)	Other Matters
Neither income taxes nor foreign withholding taxes have been provided on $645.7 million of cumulative undistributed earnings of foreign subsidiaries as of December 31, 2013. These earnings are considered permanently invested in the business. We make an evaluation at the end of each reporting period as to whether or not some or all of the undistributed earnings are permanently reinvested. Future changes in facts and circumstances could require us to recognize income tax liabilities on the assumption that our foreign undistributed earnings will be distributed to the United States in a manner that attracts a net tax cost. At this time, a determination of the amount of unrecognized deferred tax liabilities is not practicable because of the complexities associated with its hypothetical calculation.
As of December 31, 2013, the Company has federal net operating loss carryforwards of $513.6 million that begin to expire in 2025 and state net operating loss carryforwards of $490.4 million, with a corresponding state tax benefit of $19.6 million, that expire at various times through 2033. In addition, the Company has foreign net operating loss carryforwards of $338.5 million, which predominantly have indefinite expirations. Further, as of December 31, 2013, there are U.S. foreign tax credit carryforwards of $2.9 million that will expire at various times through 2016.
The Company files a consolidated federal and certain state combined income tax returns with its domestic subsidiaries and its parent, VWR Investors.